Supplement Dated October 2, 2000 to
                        Prospectus Dated May 1, 2000 for
                                VISIONARY CHOICE
              A Flexible Premium Deferred Variable Annuity Contract
                                    Issued by
                        IL Annuity and Insurance Company
                                     And its
                 IL Annuity and Insurance Co. Separate Account 1

THIS SUPPLEMENT PROVIDES ADDITIONAL INFORMATION TO THE INFORMATION FOUND ON PAGES 24 AND 37 OF THE MAY 1, 2000 PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR MAY 1, 2000 PROSPECTUS FOR FUTURE REFERENCE.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") PROGRAM

IL Annuity (we, us) is currently offering a 6-month DCA Plus program. Under this program, you may allocate a minimum of $1,000 of your initial or subsequent premium payments to the DCA Plus program. (We may allow a lower minimum allocation for qualified plan transfers or rollovers, including IRAs). Amounts over $250,000 will require our approval. Dollar cost averaging transfers for this program may only be made from the DCA fixed account into the variable accounts you selected. You must transfer at least $100 to each variable account. The DCA Plus program allows you to earn a higher rate of interest on assets you place in the DCA Plus program that you would normally earn on assets you place in the standard Fixed Account. The DCA Plus interest rate we will credit to your allocation is guaranteed for the 6-month period. We may change the DCA Plus interest rate from time to time for any new allocations to the DCA Plus program, so that different allocations you make to the DCA Plus program may be credited with different DCA Plus interest rates.

Under the 6-month DCA Plus program, transfers will occur each month over the 6-month period with the final transfer including all amounts remaining in the program.

We will process transfers under the DCA Plus program until either the amounts in the DCA Plus account are exhausted, or you instruct us in writing to stop transfers. If you cancel the program, you will no longer receive the higher interest rate of the DCA Plus program. Unless you instruct us otherwise, when we receive your written notice to discontinue transfers under the DCA Plus program, we will automatically transfer the amount remaining in the DCA Plus account to the standard Fixed Account. If you cancel your Policy during the free-look period, we will credit the standard Fixed Account rate to any amounts you allocated to the DCA Plus program.

You may have only one dollar cost averaging program in place at one time, either one standard dollar cost averaging or one DCA Plus program.

There is no additional charge for the DCA Plus program and transfers under the DCA Plus program do not count towards the twelve transfers we allow each Contract year without charge.

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We reserve the right to discontinue, modify or amend the DCA Plus program at any time. Any change to the DCA Plus program will not affect Contract owners currently enrolled in the program.

If you have chosen the Living Benefit option, premiums allocated to the DCA Plus program will not be included in the amount of the Eligible Premium Payment on which the Living Benefit is based.